BISHOP STREET FUNDS
Bishop Street Index Plus Fund
Supplement dated April 29, 2005 to the Class I Shares Prospectus and Statement of Additional Information (SAI) dated April 29, 2005
This supplement provides new and additional information beyond that contained in the Prospectus and SAI, and should be retained and read in conjunction with the Prospectus and SAI.
The Bishop Street Index Plus Fund has not yet commenced the continuous offering of its Class I Shares. Please contact the Fund at 1-800-262-9565 or your authorized broker or financial institution for more information on Class I Shares’ availability.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
BSF-SU-007-0100